STRATEGIC PARTNERS OPPORTUNITY FUNDS

STRATEGIC PARTNERS MID-CAP VALUE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS
PLEASE VOTE NOW

June 24, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of the Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund) would be acquired by the Strategic Partners Relative Value Fund (the Relative Value Fund and together with the Mid-Cap Value Fund, the Funds) and Relative Value Fund would assume all of the liabilities of Mid-Cap Value Fund. The proposed acquisition is referred to as the "transaction." Mid-Cap Value Fund is a series of Strategic Partners Opportunity Funds (SP Opportunity Funds), a Delaware statutory trust. Relative Value Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. A shareholder meeting for the Mid-Cap Value Fund is scheduled for Monday, September 12, 2005 at 12:00 p.m. Eastern time. Only shareholders of the Mid-Cap Value Fund will vote on the acquisition of the Mid-Cap Value Fund's assets by the Relative Value Fund.

This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of the SP Opportunity Funds has reviewed the proposal and recommended that it be presented to shareholders of the Mid-Cap Value Fund for their consideration. Upon consummation of the transaction, Relative Value Fund intends to change its name to "Strategic Partners Mid Cap Value Fund." Although the Trustees have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

If approved, the proposed transaction would give you the opportunity to participate in a larger fund with similar investment policies. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 pm Eastern Time on the day prior to the meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at 1-800-225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed reorganization (which is expected to occur shortly after the shareholder meeting), future purchases will automatically be made in shares of Relative Value Fund. Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

Prudential Mutual Fund SVC
Attn: Account Services
2101 Welsh Road
Dresher, PA 19025

If you have any questions before you vote, please call Computershare Fund Services at 1-866-346-6468 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS OPPORTUNITY FUNDS

STRATEGIC PARTNERS MID-CAP VALUE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund), a series of Strategic Partners Opportunity Funds (SP Opportunity Funds), a Delaware statutory trust, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Monday, September 12, 2005, at 12:00 p.m. Eastern time, for the following purposes:

1. For shareholders of the Mid-Cap Value Fund to approve or disapprove a Plan of Reorganization under which the Mid-Cap Value Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Strategic Partners Relative Value Fund (the Relative Value Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. In connection with this proposed transfer, each whole and fractional share of each class of the Mid-Cap Value Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of the Relative Value Fund and outstanding shares of the Mid-Cap Value Fund will be cancelled. Upon consummation of the proposed transfer, Relative Value Fund intends to change its name to "Strategic Partners Mid Cap Value Fund."

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of SP Opportunity Funds, on behalf of the Mid-Cap Value Fund, has fixed the close of business on June 17, 2005 as the record date for the determination of the shareholders of the Mid-Cap Value Fund, as applicable, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
Secretary

Dated: June 24, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of Mid-Cap Value Fund recommends that you vote "FOR" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION	VALID SIGNATURE
A. 1. XYZ Corporation	John Smith, President

2. XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1. ABC Company Profit Sharing Plan	Jane Doe, Trustee

2. Jones Family Trust	Charles Jones, Trustee

3. Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1. Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA

New Jersey

STRATEGIC PARTNERS MID-CAP VALUE FUND
A SERIES OF STRATEGIC PARTNERS OPPORTUNITY FUNDS
PROXY STATEMENT

and

STRATEGIC PARTNERS RELATIVE VALUE FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Dated June 24, 2005

Acquisition of the Assets of the Strategic Partners Mid-Cap Value Fund

By and in exchange for shares of the Strategic Partners Relative Value Fund

This combined Proxy Statement and Prospectus (Proxy Statement) is being furnished to the shareholders of the Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund), a series of Strategic Partners Opportunity Funds (the SP Opportunity Funds), in connection with the solicitation of proxies by the Board of Trustees of SP Opportunity Funds for use at a Special Meeting of Shareholders of Mid-Cap Value Fund and at any adjournments thereof (the Meeting).

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 on Monday, September 12, 2005 at 12:00 p.m. Eastern time. This Proxy Statement will first be sent to shareholders on or about July 1, 2005.

The purpose of the Meeting is for shareholders of Mid-Cap Value Fund to vote on a Plan of Reorganization (the Plan) under which Mid-Cap Value Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners Relative Value Fund (Relative Value Fund and, together with the Mid-Cap Value Fund, the Funds), which is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), in exchange for shares of Relative Value Fund, which will be distributed to shareholders of Mid-Cap Value Fund, and the subsequent cancellation of shares of Mid-Cap Value Fund. If the Transaction (defined below) is approved, each whole and fractional share of each class of Mid-Cap Value Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Relative Value Fund as soon as practicable following the Meeting (the Effective Time) and the Mid-Cap Value Fund will be liquidated and the Relative Value Fund will be the surviving fund. Upon consummation of the Transaction, Relative Value Fund intends to change its name to "Strategic Partners Mid Cap Value Fund."

The investment objective of the Mid-Cap Value Fund is to seek long-term growth of capital, while the investment objective of the Relative Value Fund is to seek capital growth. Each Fund invests primarily in equity securities of medium capitalization companies. If the shareholders of Mid-Cap Value Fund approve the Transaction, the shareholders of Mid-Cap Value Fund will become shareholders of Relative Value Fund.

This Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Relative Value Fund that you should know before voting. You should retain it for future reference. Additional information about the Relative Value Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:

•  The Prospectus for the Relative Value Fund, dated March 1, 2005, which is enclosed and incorporated by reference into this Proxy Statement.

•  The Statement of Additional Information (SAI) for the Relative Value Fund, dated March 1, 2005, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

•  The SAI relating to this Proxy Statement dated June 24, 2005, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

You may request a free copy of the SAI relating to this Proxy Statement or other documents relating to the SP Mutual Funds without charge by calling 1-800-225-1852 or by writing to the SP Mutual Funds at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement, including the Plan. You should read the more complete information in the rest of this Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Relative Value Fund (enclosed as Exhibit B) and the SAI relating to this Proxy Statement. This summary is qualified in its entirety by reference to these documents. You should read these materials  for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Mid-Cap Value Fund and the Relative Value Fund into a single mutual fund. If shareholders of the Mid-Cap Value Fund vote to approve the Plan, the assets of the Mid-Cap Value Fund will be transferred to, and all of its liabilities will be assumed by, the Relative Value Fund in exchange for an equal value of shares of the Relative Value Fund. Shareholders of the Mid-Cap Value Fund will have their shares exchanged for shares of the Relative Value Fund of equal dollar value based upon the value of the shares at the time the Mid-Cap Value Fund's assets are transferred to the Relative Value Fund. After the transfer of assets and exchange of shares have been completed, the Mid-Cap Value Fund will be liquidated and dissolved and Relative Value Fund intends to change its name to "Strategic Partners Mid Cap Value Fund." The proposed reorganization is referred to in this Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a shareholder of the Mid-Cap Value Fund and will become a shareholder of the Relative Value Fund.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees/Directors of the SP Opportunity Funds and SP Mutual Funds, respectively, have each determined that the Transaction is in the best interests of the shareholders of the Mid-Cap Value Fund and the Relative Value Fund, respectively, and have also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.

The Board of Trustees of the SP Opportunity Funds, on behalf of the Mid-Cap Value Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the Relative Value Fund, also has approved the proposed Transaction.

Shareholder Voting

Shareholders who own shares of the Mid-Cap Value Fund at the close of business on June 17, 2005 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Mid-Cap Value Fund. To approve the Transaction for the reorganization of the Mid-Cap Value Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Mid-Cap Value Fund outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please vote your shares as soon as you receive this Proxy Statement. You may vote by completing and signing the enclosed ballot (the proxy card), over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objective and Strategies of the Funds

This section describes the investment policies of the Mid-Cap Value Fund and the Relative Value Fund and the differences between them. For a complete description of the investment policies and risks of the Relative Value Fund, you should read the Prospectus for the Relative Value Fund that is enclosed with and incorporated by reference into this Proxy Statement.

The Mid-Cap Value Fund and the Relative Value Fund seek to achieve their investment objective through substantially similar, but not identical strategies. The investment objective of the Mid-Cap Value Fund is to provide long-term growth of capital. The investment objective of the Relative Value Fund is to seek capital growth. Each Fund normally invests at least 80% of its investable assets in mid-capitalization companies. The Mid-Cap Value Fund generally defines mid-capitalization companies as companies with total market capitalizations that lie within the range of market capitalizations of the companies listed in either the Russell Midcap Index or Standard & Poor's MidCap 400 Index. The Relative Value Fund generally defines medium capitalization companies to be companies with an equity market capitalization that falls within the range of companies in the Russell Midcap Index. The investment objective for each Fund is a non-fundamental policy that may be changed without shareholder approval.

Both Funds emphasize an investment style that focuses on similar characteristics in selecting stocks. In determining which securities to buy each subadviser of the Mid-Cap Value Fund generally looks to stocks that it believes are undervalued based on its analysis of price-to-current earnings, book value, asset value, or other factors. The subadviser look for stocks meeting these criteria in all sectors of the market. Under the Relative Value Fund's value-oriented approach, the subadviser also looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the subadviser may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The subadviser may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although each of the Funds invests its assets primarily in medium capitalization equity securities, each of the Funds may invest in preferred stocks and convertible securities and other equity-related securities. Each of the Funds may also invest in Real Estate Investment Trusts (REITS) and each of the Funds may purchase and sell options. The Mid-Cap Value Fund may invest up to 20% of its investable assets and Relative Value Fund may invest up to 10% of the value of its total assets, in foreign securities.

Each of the Funds may also invest in U.S. Government or U.S. Government Agency securities. In addition, the Relative Value Fund may invest up to 15% of its total assets in debt securities that are rated below investment grade or comparable unrated securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Comparison of Other Policies of the Funds

Diversification

The Mid-Cap Value Fund is a non-diversified fund, which means that it can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves grater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund. The Relative Value Fund is a diversified fund under the Investment Company Act of 1940 (the 1940 Act). This means that, with respect to 75% of the value of the Fund's total assets, the Fund may not purchase a security of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of total assets of the Fund will be invested in the securities of a single issuer or more than 10% of any single issuer's outstanding voting securities would be held by the Fund.

Borrowing, Issuing Senior Securities and Pledging Assets

Neither Fund may issuer senior securities, borrow money or pledge assets except as permitted under the 1940 Act and related interpretations. Under the 1940 Act, a Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors/Trustees are not deemed to be a pledge of assets or the issuance of a senior security.

Lending

Both Funds may lend assets to brokers, dealers and financial institutions. Both Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws and related interpretations.

Illiquid Securities

Both Funds may invest in illiquid securities, including securities with legal or contractual restrictions on transfer, those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

Temporary Defensive Investments

Although each Fund normally invests assets according to its investment strategy, there are times when, in response to adverse market, economic or political conditions, a Fund may make temporary defensive investments. The Mid-Cap Value Fund may invest without limit in high quality money market instruments, including commercial paper or corporations, foreign government securities, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements and cash. The Mid-Cap Value Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to the Fund's policy of normally investing at least 65% of its assets in equity securities. When the Relative Value Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments.

Fundamental Investment Restrictions of the Funds

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. A non-fundamental investment policy, however, may be changed without shareholder approval. Each Fund has adopted identical fundamental investment restrictions, which limit a Fund's ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing 25% or more of the value of the Fund's assets in securities of issuers having their principal business activities in the same industry. In addition, the Relative Value Fund has adopted a fundamental investment restriction to diversify its investments, as described above.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that any of the Funds will meet its investment objective. As with any mutual fund investing primarily in equity securities, the value of the securities held by a Fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines may be substantial. In addition, there are certain risks that are associated with the particular investment strategies employed by each Fund.

Both Funds are subject to the risks normally associated with funds that invest in common stocks. Investments in common stocks expose each of the Funds to the same market risk: the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of small and medium-sized companies. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Each of the Funds is also subject to the price volatility of medium-sized company stocks. As discussed above, both Funds invest normally at least 80% of their assets in medium capitalization companies. Generally, the stock prices of medium-sized companies vary more than the prices of large company stocks and may present greater risks. Mid-Cap Value Fund is subject to the additional risks of nondiversification, as described above.

For more information about the risks associated with the Relative Value Fund's investment strategies, see the Fund's Prospectus (enclosed), and for a more detailed discussion of the investments, see the Fund's SAI, both of which are incorporated by reference into this Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to do so in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and that are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Forms of Organization

Mid-Cap Value Fund is a series of SP Opportunity Funds, which is a diversified, open-end management investment company organized as a Delaware statutory trust. The Relative Value Fund is a series of SP Mutual Funds, which is a diversified, open-end management investment company, organized as a Maryland corporation. SP Opportunity Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five series and four classes.

SP Mutual Funds is authorized to issue 5.5 billion shares of common stock, par value $0.001 per share, 150,000,000 of which are designated as shares of Relative Value Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class Z, Class X, and New Class X shares. Class Z shares are offered for sale exclusively to a limited group of investors at net asset value without any sales charges.

The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, SP Mutual Funds sometimes provides combined expense, capitalization, financial and other information for "New Class X" and

"Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

SP Opportunity Funds operates pursuant to an Agreement and Declaration of Trust (Declaration) and By-Laws. SP Mutual Funds operates pursuant to a Charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and By-Laws. SP Opportunity Funds is governed by a Board of Trustees; SP Mutual Funds by a Board of Directors. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of SP Opportunity Funds and SP Mutual Funds, we have summarized below several material differences between the rights of shareholders of SP Opportunity Funds and of SP Mutual Funds. The following is only a summary and is not a complete description of the governing documents of SP Opportunity Funds and SP Mutual Funds. You should refer to the Declaration and By-Laws of SP Opportunity Funds and the Charter and By-Laws of SP Mutual Funds for more complete information.

Extraordinary Transactions

The Declaration permits the Trustees of SP Opportunity Funds, without shareholder approval (unless such approval is otherwise required by the Investment Company Act) to (a) cause SP Opportunity Funds to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume SP Opportunity Funds' registration under the Investment Company Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause SP Opportunity Funds to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of SP Opportunity Funds or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume SP Opportunity Funds' registration under the Investment Company Act or (e) at any time sell or convert into money all or any part of the assets of SP Opportunity Funds or any series or class thereof. SP Mutual Funds is authorized under Maryland law to transfer all of its assets without stockholder approval, but most other extraordinary transactions must be approved by a majority of the outstanding voting shares.

Shareholder Meetings

Place of Meeting

SP Opportunity Funds is required to hold shareholder meetings at the principal executive offices of SP Opportunity Funds or at such other place within the United States as the Trustees shall designate. SP Mutual Funds may hold shareholder meetings at any place within the United States set by the Board.

Shareholder Voting Rights

SP Opportunity Funds' Board is entitled to determine, without the vote or consent of shareholders (except as required by the Investment Company Act) with respect to any matter submitted for a shareholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, shareholders of SP Opportunity Funds are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to SP Opportunity Funds as may be required by the Investment Company Act, the Declaration, the By-Laws or any registration of SP Opportunity Funds with the Commission (or any successor agency) or any state, or as the Board may consider necessary or desirable. Each share of SP Mutual Funds' common stock entitles its holder to one vote.

Record Date

SP Opportunity Funds' Board may fix a record date falling not more than 90 days prior to the meeting. SP Mutual Funds' Board has the power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of stockholders.

Annual Meetings

There are no requirements regarding annual shareholder meetings set forth in SP Opportunity Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. SP Mutual Funds is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act.

Special Meetings

SP Opportunity Funds is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of SP Opportunity Funds refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-Laws. SP Mutual Funds must call a special meeting of shareholders if so requested by the Chairman or the President, by a majority of the Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting, or on the written request of shareholders holding at least 10% of the outstanding shares of a series. SP Mutual Funds' Board has power to fix the date and time of any special meeting of shareholders.

Inspector of Elections

There are no requirements regarding inspectors set forth in SP Opportunity Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. SP Mutual Funds is required to appoint one or more inspectors of election, upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting.

Advance Notice of Shareholder Proposals

There are no requirements regarding advance notice for shareholder proposals set forth in SP Opportunity Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. Although SP Mutual Funds' charter provides that the bylaws may delineate requirements for presenting matters at annual meetings, the current bylaws do not do so. This generally means that the shareholders may submit proposals from the floor of an annual meeting.

Quorum

The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SP Mutual Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. For SP Opportunity Funds, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the Investment Company Act, the By-Laws or the Declaration.

Adjournments

Whether or not a quorum is present, SP Opportunity Funds can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of SP Opportunity Funds may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting. Whether or not a quorum is present, SP Mutual Funds may adjourn a meeting of shareholders convened on the date for which it was called, by majority vote of the shareholders present, to a date not more than 120 days after the original record date.

Shareholder Action Without a Meeting

Shareholders of SP Opportunity Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of SP Opportunity Funds, shares may be voted only in person or by written proxy at a meeting. Common stockholders of SP Mutual Funds are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter/Declaration

The Board of SP Opportunity Funds is entitled to amend the Declaration without stockholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the Investment Company Act and (2) any amendment submitted to the shareholders by the Board at its discretion. Amendments to SP Mutual Funds' Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, the Board of SP Mutual Funds is also authorized to increase or decrease the aggregate authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

SP Opportunity Funds' By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders. SP Mutual Funds' By-Laws can be amended by (A) majority vote of the shareholders; or (B) majority vote of the Board.

Board Members

Number of Board Members

Shareholders of SP Opportunity Funds have approved amendments to the Declaration which permit the number of Trustees to be such number as is determined, from time to time, by the Board, without any limitation on the maximum number permitted. SP Mutual Funds' Board can change the number of directors to any number between three (3) and twenty-five (25).

Removal of Board Members

Trustees of SP Opportunity Funds may be removed at any shareholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board. SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members.

Board Vacancies

A vacancy on SP Opportunity Funds' Board may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the Investment Company Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees. A vacancy on SP Mutual Funds' Board may be filled by a majority of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors/Trustees and Officers

The Declaration of SP Opportunity Funds provides that a Trustee, when acting in such capacity, shall not be liable to any person other than SP Opportunity Funds or its stockholders for any act, omission or obligation of SP Opportunity Funds, such Trustee or any other Trustee, except for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of SP Opportunity Funds. SP Mutual Funds' Charter provides that, to the extent permitted by law, a director or officer of SP Mutual Funds will not be liable to SP Mutual Funds or its shareholders for monetary damages. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. With regard to both SP Opportunity Funds and SP Mutual Funds, the Investment Company Act will not permit a limitation on liability relating to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Directors, Officers, Employees and Agents

SP Opportunity Funds' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law. SP Mutual Funds' organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board or the By-Laws. Maryland law prohibits indemnification if it is established that (1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. In the case of both SP Opportunity Funds and SP Mutual Funds, the Investment Company Act prohibits indemnification in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Shareholders

SP Opportunity Funds' Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of SP Opportunity Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability. SP Mutual Funds' organizational documents do not include a similar provision; however, under Maryland law, SP Mutual Funds' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Derivative Actions

SP Opportunity Funds' Declaration imposes certain conditions on the ability of shareholders to bring a derivative action on behalf of SP Opportunity Funds, including a requirement that shareholders who collectively hold at least 10% of the outstanding shares of SP Opportunity Funds (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. SP Mutual Funds' Charter does not include similar limitations.

Termination and Dissolution

SP Opportunity Funds may be terminated at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class. Dissolution of SP Mutual Funds requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, SP Mutual Funds may transfer all or any part of the assets of a series without shareholder approval under Maryland law, and can redeem outstanding shares of net asset value under certain circumstances.

Management of the Companies and the Funds

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as the manager of the Mid-Cap Value Fund pursuant to an agreement with SP Opportunity Funds on behalf of the Mid-Cap Value Fund (the Mid-Cap Value Fund Management Agreement).

Under the Mid-Cap Value Fund Management Agreement, PI provides investment management responsibilities with respect to the Mid-Cap Value Fund. Pursuant to the Mid-Cap Value Fund Management Agreement, PI administers the Mid-Cap Value Fund's business affairs and supervises the Fund's investments. Subject to approval by the Board of Trustees, PI may select and employ one or more subadvisers for the Mid-Cap Value Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Trustees, PI may reallocate the Mid-Cap Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Mid-Cap Value Fund's investment objectives.

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and PI serve as co-managers (each an Investment Manager and together the Investment Managers) pursuant to an investment management agreement with the SP Mutual Funds on behalf of the Relative Value Fund (the Relative Value Fund Management Agreement). Under the Relative Value Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the Relative Value Fund Management Agreement, the Investment Managers jointly administer the Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Both the SP Opportunity Funds and the SP Mutual Funds have obtained an exemption from the SEC that permits an Investment Manager or Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Trustees/Directors of the SP Opportunity Funds or SP Mutual Funds for their respective Fund. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Opportunity Funds and SP Mutual Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers or Manager and the Trustees/Directors of the SP Opportunity Funds and the SP Mutual Funds, respectively.

With respect to the SP Opportunity Funds and the SP Mutual Funds, the respective Investment Manager or Managers currently engage the following Subadvisers to manage the investments of each Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Manager or Managers. Each subadviser is responsible, subject to the supervision and control of the Investment Manager or Managers, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury) and Harris Associates L.P. (Harris) serve as Subadvisers to the Mid-Cap Value Fund. Mercury was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates had approximately $489 billion in investment company and other portfolio assets under management as of January, 2005. Mercury's address is 800 Scudders Mill Road, Plainsboro, NJ 08534. R. Elise Baum has primary day-to-day responsibility for the Mercury-advised portion of the Mid-Cap Value Fund. A Managing Director, she joined Mercury in 1995.

Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P., which, in turn, is owned by CDC IXIS Asset Management, a French institutional Money management firm and investment arm of CDC IXIS. Harris manages the Oakmark Family of Funds' investments and business affairs and also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1976. Harris' address is Two north LaSalle Street, Chicago, IL 60602-3790.

William C. Nygren, CFA, Robert M. Levy, CFA and Michael J. Mangan, CFA, CPA, are the co-portfolio managers for the Harris-advised portion of the Fund. A Portfolio Manager at Harris, Mr. Nygren joined Harris in 1983. Chairman and CIO of Harris, Mr. Levy joined Harris in 1985. A Portfolio Manager at Harris, Mr. Mangan joined Harris in 1997, prior to which he was a portfolio manager with Stein, Roe & Farnham.

Neuberger Berman Management Inc. (NB Management), 605 Third Avenue, New York, NY 10158, serves as subadviser for the Relative Value Fund. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC (Neuberger Berman), as affiliate of NM Management, acts as a principal broker in the purchase and sale of portfolio securities for the Funds for which it serves as subadviser, and provides NB Management with certain assistance in the management of the Funds without added cost to the Funds or ASIS. Neuberger Berman and its affiliates manage securities accounts, including mutual funds, that had approximately $82.9 billion of assets as of December 31, 2004. NB Management and Neuberger Berman are both subsidiaries of Lehman Brothers Holdings Inc.

The portfolio manager responsible for the day-to-day management of the Relative Value Fund is S. Basu Mullick. S. Basu Mullick is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC. Mullick has managed the Relative Value Fund since 2005 and has been a fund manager at NB Management since 1998.

Subsequent to the consummation of the Transaction, NB Management will continue to serve as the Subadviser for the Relative Value Fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of February 28, 2005 for the Mid-Cap Value Fund and as of October 31, 2004 for the Relative Value Fund.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
R. Elise Baum	4	$4,230,644,907	1	$293,884,801	3	$45,371,672
William C. Nygren	7	$15,331,500,481	2	$359,670,994	N/A	N/A
Robert M. Levy	4	$1,126,964,299	N/A	N/A	589	$2,499,427,268
Michael J. Mangan	6	$891,587,077	3	$102,976,220	180/ 1	$3,357,511,695/ $10,668,578
S. Basu Mullick	2	$2,200,000,000	N/A	N/A	N/A	N/A

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Mid-Cap Value Fund	Mercury:

Compensation

Portfolio Manager Compensation Overview

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch Shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Mid-Cap Value Fund (continued)

Other Compensation Programs

Portfolio managers who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement. 401(k), health, and other employee benefit plans.

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by Mercury and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Mercury and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of Mercury and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Mercury to be equitable to each. Mercury will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of Mercury and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) Mercury may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Mid-Cap Value Fund (continued)

Harris:

Compensation

Harris's compensation of investment professionals, including the managers of the Mid Cap Value Fund, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Mid Cap Value Fund is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each of the managers of the Mid-Cap Value Fund receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group. Each of the managers of the Mid-Cap Value Fund is paid a portion of the discretionary bonus pool.

(3)	Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years. Mr. Nygren and Mr. Levy participated in the deferred compensation plan during the calendar year 2004.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Mid Cap Value Fund's portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Mid Cap Value Fund or the assets in the Mid Cap Value Fund. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

In addition to his role as a portfolio manager, Mr. Nygren is a research analyst, and his compensation is also based on his contribution made to Harris in that role. The specific qualitative and quantitative factors considered in evaluating an analyst's contributions include new investment ideas, the performance of investment ideas during the current year as well as over longer-term periods, and an assessment of the quality of analytical work.

In addition to the above factors, an individual's other contributions to the Firm, such as a role in investment thought leadership and management of Harris, are taken into account in the compensation process.

Potential Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among Mid-Cap Value Fund's accounts and other

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Mid-Cap Value Fund (concluded)

accounts managed by the Portfolio Managers, including affiliated client accounts, accounts in which the Portfolio Managers may have personal investments, or accounts for which Harris Associates L.P. (the "Firm") may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities

Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris' policy to allocate investment opportunities to each client, including the Mid Cap-Value Fund, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations

When Harris believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris' traders will allocate securities among the accounts participating in the order, and "product accounts" (i.e. mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (i.e. pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Mid Cap-Value Fund, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

Relative Value Fund	NB Management:

Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to predetermined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus,

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Relative Value Fund (concluded)

which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of NB Management prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Potential Conflicts of Interest

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Ownership of Fund Securities

None of the portfolio managers own securities issued by the Funds.

Investment Management Fees

Pursuant to the Mid-Cap Value Fund Management Agreement, the Mid-Cap Value Fund pays PI a management fee for the performance of its services. Pursuant to the Relative Value Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services. PI does not receive a fee for its services under the Relative Value Fund Management Agreement. PI, as manager of the Mid-Cap Value Fund and ASISI, as co-manager of the Relative Value Fund, pay each sub-advisor of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

Under the Mid-Cap Value Fund Management Agreement the Fund is obligated to pay PI an annual investment management fee equal to 0.90% of the Fund's average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion. Under the Relative Value Fund Management Agreement the Fund is obligated to pay ASISI a monthly investment management fee equal to 0.90% of the Fund's average daily net assets up to and including $500 million, 0.85% of average daily net assets in excess of $500 million and less than $1 billion and 0.80% of average net assets in excess of $1 billion. The Fund does not pay PI a fee for its management services under the Relative Value Fund Management Agreement. Consequently, the shareholders of the Mid-Cap Value Fund could pay investment management fees at a lower rate as a result of the Transaction due to Relative Value Fund's significantly lower management fees as its assets grow. During its fiscal year ended February 28, 2005, the Mid-Cap Value Fund paid $1,291,713 in investment management fees to PI, and during its fiscal year ending October 31, 2004, the Relative Value Fund paid $2,763,015 in investment management fees to ASISI.

The Investment Managers pay each subadviser a portion of the investment management fee that PI and ASISI receive from the Mid-Cap Value Fund and the Relative Value Fund, respectively. Each Investment Manager pays such subadvisory fee without any additional expense to the Fund. Relative Value Fund has a lower subadvisory fee structure due to Relative Value Fund's significantly lower management fees as its assets grow. The Funds have comparable advisory fee arrangements. With respect to the Mid-Cap Value Fund, PI pays to Mercury and Harris 0.55% of the average daily net assets advised by Mercury and Harris, respectively, on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion. With respect to the Relative Value Fund, ASISI pays to NB Management 0.40% of the average daily net assets of the Fund.

Distribution Plan

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for the Mid-Cap Value Fund. American Skandia Marketing, Incorporated and PIMS (collectively, the Distributor) jointly serve as the principal underwriter and distributor for the Relative Value Fund. SP Opportunity Funds and SP Mutual Funds have each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each Class of shares to compensate the Fund's respective Distributor(s) for its services and costs in distributing shares and servicing shareholder accounts. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the distribution agreements, none of which are reimbursed by or paid for by the Funds. Under the 12b-1 Plans for each share Class, each Fund is authorized to pay its Fund Distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
	Mid-Cap Value Fund	Relative Value Fund
Class A*	0.30% of the Fund's average daily net assets attributable to Class A shares	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares	1.00% of the Fund's average daily net assets attributable to Class C shares

Class Z***	None	None

Class L**	N/A	0.50% of the Fund's average daily net assets attributable to Class L shares

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Share Class	Rate
	Mid-Cap Value Fund	Relative Value Fund
Class M**	N/A	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X**	N/A	1.00% of the Fund's average daily net assets attributable to Class X shares

*  The Funds are currently limiting the rate of Class A shares to 0.25% of the Fund's average daily net assets attributable to Class A shares.

**  Mid-Cap Value Fund does not offer Class L, M and X shares.

***  Currently, only the Mid-Cap Value Fund offers Class Z shares. Pending approval of the Transaction by shareholders, the Relative Value Fund will offer Class Z shares to accommodate the Mid-Cap Value Fund's Class Z shareholders.

These fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges because these fees are paid out of a Fund's assets on an ongoing basis. Because Class Z shares do not charge such fees, the Class Z shares generally have lower operating expenses than the other share classes offered by the Fund and you should consider whether you are eligible to purchase Class Z shares.

Each Distributor uses distribution and service fees received under the 12b-1 Plans to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor for the Relative Value Fund uses distribution and service fees received under the Class X  Plans as reimbursement for its purchases of bonus shares, which are additional shares granted to investors who invest in Class X of the Relative Value Fund.

Valuation

The price you pay for each share of a Fund is based on the share value. For Class A shares, you will pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100). A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by a Fund as of the close of the security's primary market. Fair Value Pricing Procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short term traders.

Portfolio Holdings

In addition to the disclosure contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also described in the Fund's prospectus, SAI and on the Fund's website at www.strategicpartners.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. The Fund's portfolio holdings are made public as required by law, in the Fund's annual and semi-annual reports. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date.

When authorized by the Fund's Chief Compliance Officer (CCO) and an officer of the Company, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Fund's shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of the Fund. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g, level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund(s), or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund(s) shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company for the Relative Value Fund and The Bank of New York for the Mid-Cap Value Fund (the Custodian Banks).

As of the date of this Prospectus, each Fund will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to each Fund's Sub-adviser(s), Custodian Banks, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day. Where a Fund has more than one Sub-advisor, each Sub-adviser receives holdings information only with respect to the "sleeve" or segment" of the Fund for which the Sub-adviser has responsibility.

•  Full holdings to the Funds' independent accountants as soon as practicable following the Funds' fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Funds' fiscal quarter-end;

•  For each Fund with international holdings: Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day;

3.  Distribution Financiers

•  Full holdings on a weekly basis to SG Constellation one day after the end of each week.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Company's CCO and PI Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. There can be no assurance that the Company's policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before each fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy. The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more roundtrip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into such Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in such Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount. If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that each Fund expects the Intermediaries to handle orders on transfer by beneficial owners in conformity with a Fund's policies as set forth in the Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted. The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are almost identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Z shares for the Relative Value Fund are not subject to any sales charges and are offered to a limited group of investors at net asset value (as described below).

Class Z Shares

Reducing or waiving Class A's initial sales charge

Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Qualifying for Class Z shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

•  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option;

•  current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

•  Prudential, with an investment of $10 million or more; or

•  qualified state tuition programs (529 plans).

Distribution

In connection with the sale of Class Z shares, the Investment Managers, the Distributors or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

The Relative Value Fund, but not the Mid-Cap Value Fund, offers only for exchange purposes Class L, Class M and Class X shares as well. Initial sales charges do not apply to exchange transactions. Class L, Class M, and Class X shares are no longer offered for direct purchase.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charge as may be set by the Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of the other Fund and other funds in the mutual fund complex, including those of SP Opportunity Funds or SP Mutual Funds, at NAV per share at the time of exchange.

Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day. Class A and Class Z shares have an additional exchange privilege described below.

Special Exchange Privileges

A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Prusec or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Frequent trading of Fund shares in response to short-term market fluctuations in the market – also known as "market timing" – may make it very difficult to manage the Funds' investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Funds' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and with respect to the Relative Value Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Funds' procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholder each year. Each Fund will declare dividends, if any, annually.

Fees and Expenses

The following table describes the fees and expenses that shareholders may pay if they hold shares of the Mid-Cap Value Fund or the Relative Value Fund, as well as the unaudited pro forma projected fees and expenses of the Relative Value Fund after giving effect to the Transaction. The holding period for shares held by investors in the

Mid-Cap Value Fund will be counted in computing the holding period of shares issued by the Relative Value Fund in connection with the Transaction for purposes of determining any applicable CDSC's.

Class A Shares (as of October 31, 2004)

	MID-CAP VALUE FUND	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None[1]	None[1]	None[1]
Redemption Fee	None	None[2]	None[2]
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.90%	.90%	.90%
Distribution (12b-1) Fees	.30%[4]	.30%[4]	.30%[4]
Other Expenses	.28%	.49%	.30%
Total Annual Fund Operating Expenses	1.48%	1.69%	1.50%
Fee Waiver and Expense Reimbursement	(.05)%[4]	(.14)%[4]	(.05)%[4]
Net Annual Fund Operating Expenses	1.43%	1.65%[5]	1.45%[5]

Class B Shares (as of October 31, 2004)

	MID-CAP VALUE FUND	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	5.00%[3]	5.00%[3]	5.00%[3]
Redemption Fee	None	None[2]	None[2]
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.90%	.90%	.90%
Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	.28%	.49%	.30%
Total Annual Fund Operating Expenses	2.18%	2.39%	2.20%
Fee Waiver and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	2.18%	2.35%[5]	2.20%[5]

Class C Shares (as of October 31, 2004)

	MID-CAP VALUE FUND	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	1.00%[3]	1.00%[3]	1.00%[3]
Redemption Fee	None	None[2]	None[2]
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.90%	.90%	.90%
Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	.28%	.49%	.30%
Total Annual Fund Operating Expenses	2.18%	2.39%	2.20%
Fee Waiver and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	2.18%	2.35%[5]	2.20%[5]

Class L Shares (as of October 31, 2004)

	MID-CAP VALUE FUND[6]	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	N/A	5.75%	5.75%
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	N/A	None[1]	None[1]
Redemption Fee	N/A	None[2]	None[2]
Exchange Fee	N/A	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	N/A	.90%	.90%
Distribution (12b-1) Fees	N/A	.50%	.50%
Other Expenses	N/A	.49%	.30%
Total Annual Fund Operating Expenses	N/A	1.89%	1.70%
Fee Waivers and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	N/A	1.85%[5]	1.70%[5]

Class M Shares (as of October 31, 2004)

	MID-CAP VALUE FUND[6]	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	N/A	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	N/A	6.00%[3]	6.00%[3]
Redemption Fee	N/A	None[2]	None[2]
Exchange Fee	N/A	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	N/A	.90%	.90%
Distribution (12b-1) Fees	N/A	1.00%	1.00%
Other Expenses	N/A	.49%	.30%
Total Annual Fund Operating Expenses	N/A	2.39%	2.20%
Fee Waivers and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	N/A	2.35%[5]	2.20%[5]

Class X Shares (as of October 31, 2004)

	MID-CAP VALUE FUND[6]	RELATIVE VALUE FUND	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	N/A	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	N/A	6.00%[3]	6.00%[3]
Redemption Fee	N/A	None[2]	None[2]
Exchange Fee	N/A	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	N/A	.90%	.90%
Distribution (12b-1) Fees	N/A	1.00%	1.00%
Other Expenses	N/A	.49%	.30%
Total Annual Fund Operating Expenses	N/A	2.39%	2.20%
Fee Waiver and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	N/A	2.35%[5]	2.20%[5]

Class Z Shares (as of October 31, 2004)

	MID-CAP VALUE FUND	RELATIVE VALUE FUND[7]	RELATIVE VALUE FUND AFTER TRANSACTION (PRO FORMA)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of original purchase price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.90%	.90%	.90%
Distribution (12b-1) Fees	None	None	None
Other Expenses	.28%	.49%	.30%
Total Annual Fund Operating Expenses	1.18%	1.39%	1.20%
Fee Waiver and Expense Reimbursement	N/A	(.04)%	N/A
Net Annual Fund Operating Expenses	1.18%	1.35%[5]	1.20%

1  Under certain circumstances, purchases of Class A shares and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase.

2  A $10 fee may be imposed for wire transfers of redemption proceeds.

3  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of Class M shares) or eighth (in the case of Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a 1% CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase.

4  The Distributor of the Funds has contractually agreed to reduce its distribution of service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets in Class A shares through October 31, 2005.

5  Relative Value Fund's Investment Manager has agreed to reimburse and/or waive fees for the Fund until at least October 31, 2005 so that the Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.35% of the Fund's average net assets.

6  Mid-Cap Value Fund does not offer Class L, M or X shares.

7  The Class Z shares of Relative Value Fund were not offered as of October 31, 2004. The operating expenses are estimated based on expenses of the Relative Value Fund and the distribution fee applicable to that share class.

Expense Examples (as of October 31, 2004)

These examples are intended to help you compare the cost of investing in each Fund before the transaction with the cost of investing in the Relative Value Fund after the Transaction. They assume that you invest $10,000, that you receive a 5% return each year, and that the Funds' total operating expenses remain the same. Class Z shares of Relative Value Fund were not offered during the last fiscal year. The expenses below of Class Z shares of the Relative Value Fund are based on estimated expenses of the Fund during the current fiscal year.

Full Redemption – Although your actual costs may be higher or lower, you would pay the following expenses based on the above assumptions, if you redeem your shares at the end of each period:

Class A Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$692	$992	$1,313	$2,221
Relative Value Fund	712	1,053	1,417	2,438
Relative Value Fund (Pro forma projected after the Transaction)	694	998	1,323	2,242

Class B Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$721	$982	$1,269	$2,253
Relative Value Fund	742	1,045	1,375	2,471
Relative Value Fund (Pro forma projected after the Transaction)	723	988	1,280	2,274

Class C Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$321	$682	$1,169	$2,513
Relative Value Fund	342	745	1,275	2,726
Relative Value Fund (Pro forma projected after the Transaction)	323	688	1,180	2,534

Class L Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$756	$1,135	$1,538	$2,659
Relative Value Fund (Pro forma projected after the Transaction)	738	1,080	1,445	2,468

Class M Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$842	$1,145	$1,475	$2,553
Relative Value Fund (Pro forma projected after the Transaction)	823	1,088	1,380	2,357

Class X Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$842	$1,145	$1,575	$2,726
Relative Value Fund (Pro forma projected after the Transaction)	823	1,088	1,480	2,534

Class Z Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$120	$375	$649	$1,432
Relative Value Fund	142	440	761	1,669
Relative Value Fund (Pro forma projected after the Transaction)	122	381	660	1,455

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses based on the above assumptions, if you do not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$692	$992	$1,313	$2,221
Relative Value Fund	712	1,053	1,417	2,438
Relative Value Fund (Pro forma projected after the Transaction)	694	998	1,323	2,242

Class B Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$221	$682	$1,169	$2,253
Relative Value Fund	242	745	1,275	2,471
Relative Value Fund (Pro forma projected after the Transaction)	223	688	1,180	2,274

Class C Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$221	$682	$1,169	$2,513
Relative Value Fund	242	745	1,275	2,726
Relative Value Fund (Pro forma projected after the Transaction)	223	688	1,180	2,534

Class L Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$756	$1,135	$1,538	$2,659
Relative Value Fund (Pro forma projected after the Transaction)	738	1,080	1,445	2,468

Class M Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$242	$745	$1,275	$2,553
Relative Value Fund (Pro forma projected after the Transaction)	223	688	1,180	2,357

Class X Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	N/A	N/A	N/A	N/A
Relative Value Fund	$242	$745	$1,275	$2,726
Relative Value Fund (Pro forma projected after the Transaction)	223	688	1,180	2,534

Class Z Shares

	One Year	Three Year	Five Year	Ten Year
Mid-Cap Value Fund	$120	$375	$649	$1,432
Relative Value Fund	142	440	761	1,669
Relative Value Fund (Pro forma projected after the Transaction)	122	381	660	1,455

The above expense examples are based on gross expense ratios. Should the fee waivers and expense reimbursements that currently apply to each Fund continue, the expenses shown would be lower.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance

The bar charts show the performance of the Class A shares of Mid-Cap Value Fund and Class L shares of Relative Value Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each Class of each Fund for 2004 and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class A and Class L shares of Mid-Cap Value Fund and Relative Value Fund, respectively, for 2004 and since inception.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Mid-Cap Value Fund

BEST QUARTER: 24.97% (2nd Quarter 2003) WORST QUARTER: –4.38% (1st Quarter 2003)

Average Annual Total Returns for periods ended December 31, 2004

	1 YR	SINCE INCEPTION*
Class A
Return Before Taxes	7.25%	8.54%
Return After Taxes on Distributions	7.17%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.76%	6.92%
Class B
Return Before Taxes	7.60%	9.08%
Class C
Return Before Taxes	11.60%	10.08%
Class Z
Return Before Taxes	13.80%	11.17%
Index
Russell Mid-Cap Index	20.22%	13.79%
Russell Mid-Cap Value Index	23.71%	14.95%
Lipper Average	14.39%	8.24%

*  Inception date: May 31, 2002.

After-tax returns are shown for Class A shares of Mid-Cap Value Fund only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Relative Value Fund

BEST QUARTER: 14.70%, (2nd Quarter 2003) WORST QUARTER: –14.64%, (3rd Quarter 2002)

Average Annual Total Returns for periods ended December 31, 2004

	1 YR	5 YRS	10 YRS (OR SINCE INCEPTION*)
Class L
Return Before Taxes	14.13%	11.23%	12.44%
Return After Taxes on Distributions	11.66%	10.66%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	10.94%	9.64%	10.74%
Class M
Return Before Taxes	14.56%	11.58%	12.87%
Class C
Return Before Taxes	18.40%	11.60%	12.78%
Class X
Return Before Taxes	14.49%	11.42%	12.74%
Index
S&P MidCap 400 Index	16.48%	9.54%	15.83%
Lipper Mid-Cap Value Funds Average	19.06%	12.94%	14.59%

*  Inception date: August 19, 1998

After-tax returns are shown for Class L shares of Relative Value Fund only. Returns are not shown for Class A shares, Class B shares of Relative Value Fund because as of December 31, 2004 these share classes have not been in existence for a full calendar year and for Class Z shares of Relative Value Fund because these shares are new, and therefore, no performance information is available for this share class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

REASONS FOR THE TRANSACTION

The Trustees/Directors, including all of the Trustees/Directors who are not "interested persons" of the SP Opportunity Funds or the SP Mutual Funds respectively, (the "Independent Trustees/Directors") have unanimously determined that the Transaction would be in the best interests of the shareholders of the Mid-Cap Value Fund and the Relative Value Fund, respectively, and that the interests of the shareholders of Mid-Cap Value Fund and the Relative Value Fund Fund would not be diluted as a result of the Transaction.

At a meeting held on March 2, 2005, the Investment Managers recommended the Transaction to the Board. The Investment Managers advised the Board that, as of November 30, 2004, the Mid-Cap Value Fund had attracted net assets of approximately $142.9 million, while the Relative Value Fund had net assets of approximately $333.8 million at that date. Although Mid-Cap Value Fund's net total annual operating expenses are slightly lower (0.02%) than the surviving Fund, the Mid-Cap Value Fund would benefit from a larger asset base, the ability to participate in a stronger performing Fund as well as potentials for economies of scale and a lower management fee (due to lower breakpoints). The reasons for the Transaction include creating a larger asset base and allowing shareholders to participate in the stronger performance of the surviving Fund. In recommending the Transaction, the Investment Managers advised the Board that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles. In addition, although the Fund's currently have the same contractual management fee, shareholders of Mid-Cap Value Fund could benefit from the significantly lower subadvisory fees that apply to the Relative Value Fund's management fees as the Fund assets increase. The Board was also advised that the Relative Value Fund had experienced better investment performance than the Mid-Cap Value Fund.

The Board, including the Independent Trustees/Directors, after considering the proposed Transaction, unanimously concluded that no dilution of value would result to the shareholders of the Mid-Cap Value Fund or the Relative Value Fund from the Transaction and that, for the following reasons, the Transaction is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives, policies and restrictions;

•  The Mid-Cap Value Fund is significantly smaller than the Relative Value Fund and has not in the past and is not expected in the future to achieve satisfactory asset growth, whereas Relative Value Fund has been achieving satisfactory asset growth;

•  Shareholders of each Fund would benefit from the long-term economies of scale resulting from the Transaction.

The Board also considered that, in the opinion of counsel, the exchange of shares pursuant to the Transaction would not result in a taxable gain or loss for U.S. federal income tax purposes for the Mid-Cap Value Fund shareholders. The Board was advised that the expenses associated with the solicitation of proxies would be borne by PI or its affiliates.

Consequently, the Board approved the Plan and recommended that shareholders of the Mid-Cap Value Fund vote to approve the Transaction.

For the reasons discussed above, the Board of Trustees unanimously recommends that you vote FOR the Plan.

If shareholders of the Mid-Cap Value Fund do not approve the Plan, the Board will consider other possible courses of action for the Mid-Cap Value Fund, including, among others, consolidation of the Mid-Cap Value Fund with one or more affiliated or unaffiliated funds other than the Relative Value Fund. In the event that the shareholders of the Mid-Cap Value Fund do not approve the plan, the Investment Managers also would consider recommending to the Board and shareholders the liquidation of the Mid-Cap Value Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of the Mid-Cap Value Fund would result in taxable gains or losses for most shareholders of the Mid-Cap Value Fund.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Mid-Cap Value Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the SP Opportunity Funds on behalf of the Mid-Cap Value Fund and by the SP Mutual Funds on behalf of the Relative Value Fund, including the preparation of certain documents. The officers of SP Opportunity Funds and SP Mutual Funds will mutually determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Mid-Cap Value Fund do not approve the Plan, the Transaction will not take place and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Mid-Cap Value Fund approve the Plan, the Mid-Cap Value Fund will deliver to the Relative Value Fund substantially all of its assets and the Relative Value Fund will assume substantially all of the liabilities of the Mid-Cap Value Fund on the closing date. As a result, shareholders of the Mid-Cap Value Fund will beneficially own shares of the Relative Value Fund that, as of the date of the exchange, have a value equal to the dollar value of the assets delivered to the Relative Value Fund less the value of any liabilities assumed by the Relative Value Fund. The stock transfer books of the Mid-Cap Value Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Mid-Cap Value Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the SP Opportunity Funds may amend or waive provisions of the Plan without further shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Mid-Cap Value Fund.

Expenses of the Transaction

The expenses resulting from the Transaction will be borne by the Investment Manager or its affiliates. The proxy solicitation costs will be approximately $50,000 and will be paid by the Investment Manager or its affiliates. The portfolio securities of the Mid-Cap Value Fund will be transferred in-kind to the Relative Value Fund. Accordingly, the Transaction will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Transaction that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Relative Value Fund of the assets of the Mid-Cap Value Fund in exchange solely for voting shares of the Relative Value Fund and the assumption by the Relative Value Fund of the liabilities, if any, of the Mid-Cap Value Fund, followed by the distribution of the Relative Value Fund shares acquired by the Mid-Cap Value Fund pro rata to its shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Relative Value Fund and the Mid-Cap Value Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Mid-Cap Value Fund will not recognize gain or loss upon the exchange of all of their shares of the Mid-Cap Value Fund solely for shares of the Relative Value Fund, as described in this Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Mid-Cap Value Fund upon the transfer of its assets to the Relative Value Fund in exchange solely for voting shares of the Relative Value Fund and the assumption by the Relative Value Fund of the liabilities, if any, of the Mid-Cap Value Fund. In addition, no gain or loss will be recognized by the Mid-Cap Value Fund on the distribution of such shares to the shareholders of the Mid-Cap Value Fund (in liquidation of the Mid-Cap Value Fund);

4.  No gain or loss will be recognized by the Relative Value Fund upon the acquisition of the assets of the Mid-Cap Value Fund in exchange solely for shares of the Relative Value Fund and the assumption of the liabilities, if any, of the Mid-Cap Value Fund;

5.  The Relative Value Fund's tax basis for the assets acquired from the Mid-Cap Value Fund will be the same as the tax basis of these assets when held by the Mid-Cap Value Fund immediately before the transfer, and the holding period of such assets acquired by the Relative Value Fund will include the holding period of such assets when held by the Mid-Cap Value Fund;

6.  The Mid-Cap Value Fund shareholders' tax basis for the shares of the Relative Value Fund to be received by them pursuant to the reorganization will be the same as their tax basis in the Mid-Cap Value Fund shares exchanged therefor; and

7.  The holding period of the Relative Value Fund shares to be received by the shareholders of the Mid-Cap Value Fund will include the holding period of their Mid-Cap Value Fund shares exchanged therefor, provided such Mid-Cap Value Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Transaction is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the Transaction would be treated as a taxable sale of assets by the Mid-Cap Value Fund to the Relative Value Fund followed by a taxable liquidation of the Mid-Cap Value Fund and the shareholders of the Mid-Cap Value Fund would recognize taxable gains or loss equal to the difference between their adjusted tax basis in the shares of the Mid-Cap Value Fund and the shares of the Relative Value Fund received in exchange therefor.

Mid-Cap Value Fund does not have any capital loss carryforwards, and therefore, none will have their use limited as a result of the Transaction.

Shareholders of the Mid-Cap Value Fund should consult their tax advisers regarding the tax consequences to them of the Transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Transaction.

Characteristics of the Relative Value Fund shares

Shares of the Relative Value Fund will be distributed to shareholders of the Mid-Cap Value Fund and will have generally the same legal characteristics as the shares of the Mid-Cap Value Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability except as described in this Proxy Statement under the heading "Comparisons of Important Features of the Funds".

Capitalizations of the Funds and Capitalization after the Transaction

The following table sets forth, as of October 31, 2004, the capitalization of shares of the Mid-Cap Value Fund, and the Relative Value Fund. The table also shows the projected unaudited pro forma capitalization of the Relative Value Fund shares as adjusted to give effect to the proposed Transaction. The capitalization of the Relative Value Fund is likely to be different when the Transaction is consummated.

Class A

	Mid-Cap Value Fund	Relative Value Fund	Adjustments***	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	$20,980,036	$13,691,754	N/A	$34,671,790
Total shares outstanding	1,748,336	708,410	(662,831)	1,793,915
Net asset value per share	$12.00	$19.33	N/A	$19.33

Class B

	Mid-Cap Value Fund	Relative Value Fund	Adjustments***	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	$56,729,718	$1,132,315	N/A	$57,862,033
Total shares outstanding	4,815,766	60,411	(1,789,135)	3,087,042
Net asset value per share	$11.78	$18.74	N/A	$18.74

Class C

	Mid-Cap Value Fund	Relative Value Fund	Adjustments***	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	$41,123,939	$58,598,058	N/A	$99,721,997
Total shares outstanding	3,490,997	3,128,116	(1,295,694)	5,323,419
Net asset value per share	$11.78	$18.73	N/A	$18.73

(continued on next page)

Class L

	Mid-Cap Value Fund*	Relative Value Fund	Adjustments	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	N/A	$67,968,449	N/A	$67,968,449
Total shares outstanding	N/A	3,526,150	N/A	3,526,150
Net asset value per share	N/A	$19.28	N/A	$19.28

Class M

	Mid-Cap Value Fund*	Relative Value Fund	Adjustments	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	N/A	$147,143,603	N/A	$147,143,603
Total shares outstanding	N/A	7,855,242	N/A	7,855,242
Net asset value per share	N/A	$18.73	N/A	$18.73

Class X

	Mid-Cap Value Fund*	Relative Value Fund	Adjustments	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	N/A	$26,382,797	N/A	$26,382,797
Total shares outstanding	N/A	1,411,478	N/A	1,411,478
Net asset value per share	N/A	$18.69	N/A	$18.69

Class Z

	Mid-Cap Value Fund	Relative Value Fund**	Adjustments***	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Net assets	$18,226,785	N/A	N/A	$18,226,785
Total shares outstanding	1,511,342	N/A	(568,415)	942,927
Net asset value per share	$12.06	N/A	N/A	$19.33

Total Net Assets and Shares Outstanding for the Funds

	Mid-Cap Value Fund	Relative Value Fund	Adjustments**	Pro Forma Relative Value Fund Projected after Transaction
				(unaudited)
Total Net assets	$137,060,478	$314,901,760	N/A	$451,977,454
Total shares outstanding	11,566,441	16,689,807	(4,316,075)	23,940,173

*  Mid-Cap Value Fund does not offer Class L, Class M or Class X shares.

**  As of October 31, 2004 there were no Class Z shares of Relative Value Fund outstanding.

***  Reflects the change in shares and par value of Mid-Cap Value Fund upon conversion into Relative Value Fund.

VOTING INFORMATION

Required Vote

Shareholders of record of the Mid-Cap Value Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 10,348,974 shares of the Mid-Cap Value Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Mid-Cap Value Fund entitled to be voted at the Meeting is required to constitute a quorum of the Mid-Cap Value Fund at the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Mid-Cap Value Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act of 1940, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of Mid-Cap Value Fund represented at a meeting at which more than 50% of the outstanding voting shares of Mid-Cap Value Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Mid-Cap Value Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Mid-Cap Value Fund held at the close of business on the Record Date.

Under existing NYSE rules, it is not expected that brokers will be permitted to vote Mid-Cap Value Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SP Opportunity Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Plan or any adjournment. Therefore, since approval of the Plan or any adjournment requires the affirmative vote of the holders of a majority of the total number of shares of Mid-Cap Value Fund outstanding on the Record Date, each broker non-vote and abstention would have the effect of a vote against the Plan or against adjournment.

Shareholders having more than one account in the Mid-Cap Value Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Share represented by broker non-votes or abstentions will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone

•  Over the Internet

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Opportunity Funds. In addition, SP Opportunity Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if SP Opportunity Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund:

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Mid-Cap Value:

	Merrill Lynch, Pierce Fenner & Smith Incorporated For The Sole Benefit Of Its Customers	4800 Deer Lake East Jacksonville, FL 32246	B	234,299/5.4%

	Merrill Lynch, Pierce Fenner & Smith Incorporated For The Sole Benefit Of Its Customers	4800 Deer Lake East Jacksonville, FL 32246	C	241,384/7.7%

	Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice	100 Mulberry Street Newark, NJ 07102	Z	726,753/58.2%

	Charles Schwab Co	101 Montgomery Street San Francisco, CA 94104	Z	373,763/29.9%

Relative Value:

	MCB Trust Services As Trustee FBO Galen Medical Group Employee Retirement Savings Plan 401(K)	700 17th Street Suite 300 Denver, CO 80202	A	66,393/6.2%

	Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	A	316,171/29.7%

	Wells Fargo Bank Minnesota NA American Skandia Lifestyle Security Plan	P.O. Box 1533 Minneapolis, MN 55480	A	111,220/10.5%

	Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	C	332,061/10.6%

	Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	L	327,449/11.4%

	Lin (K) and Simple Ira PMFS Transfer Agent For the Fund	100 Mulberry Street #3 Newark, NJ 07102	X	148,628/10.4%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and Trustees of SP Opportunity Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the Mid-Cap Value Fund.

As of the Record Date, the officers and Directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the Relative Value Fund.

As of the Record Date, Wachovia Securities was the record holder for the beneficial owners of 1,190,191 Class A shares of the Mid-Cap Value Fund and 17,409 shares of the Relative Value Fund (approximately 74.3% and 1.6%, respectively, of outstanding shares of each such class); 3,296,676 Class B shares of the Mid-Cap Value Fund and 15,600 shares of the Relative Value Fund (approximately 75.7% and 9.0%, respectively, of outstanding shares of each such class); 2,554,272 Class C shares of the Mid-Cap Value Fund and 123,846 shares of the Relative Value Fund (approximately 81.3% and 4.0%, respectively, of outstanding shares of each such class); 97,208 Class L shares of the Relative Value Fund (approximately 3.4% of outstanding shares of such class); 448,951 Class M shares of the Relative Value Fund (approximately 5.7% of outstanding shares of such class); 0 Class Z shares of the Mid-Cap Value Fund (approximately 0% of outstanding shares of such class) and 33,103 Class X shares of the Relative Value Fund (approximately 2.3% of outstanding shares of such class). In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION ABOUT THE COMPANIES AND THE FUNDS

The Mid-Cap Value Fund is a separate series of SP Opportunity Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Mid-Cap Value Fund is, in effect, a separate mutual fund. Detailed information about the Relative Value Fund is contained in the Prospectus which is attached with and incorporated by reference into this Proxy Statement. Additional information about the SP Mutual Funds is included in the Fund's SAI, dated March 1, 2005 which has been filed with the SEC and is incorporated into the SAI relating to this Proxy Statement.

A copy of the SP Mutual Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004 is incorporated by reference into this Proxy Statement. You may request a free copy of the SP Mutual Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004 by calling 1-800-225-1852 or by writing to SP Mutual Funds at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 07102.

SP Opportunity Funds, on behalf of the Mid-Cap Value Fund, files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

The validity of shares of Relative Value Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, Maryland counsel to SP Mutual Funds.

Independent Registered Public Accounting Firm

The audited financial statements of Mid-Cap Value Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending February 28, 2005. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

The audited financial statements of Relative Value Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending October 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Mid-Cap Value Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Opportunity Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or SP Opportunity Fund's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the SP Opportunity Funds may include in the SP Opportunity Funds' proxy statements relating to annual and other meetings of the shareholders of the SP Opportunity Funds certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by SP Opportunity Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. There are no requirements regarding advance notice for shareholder proposals set forth in SP Opportunity Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. This generally means that any proper shareholder of the SP Opportunity Funds may duly submit a proposal from the floor of a meeting of the shareholders of SP Opportunity Funds.

The Board of Trustees intends to bring before the Meeting the matter set forth in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of SP Opportunity Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A	Form of Plan of Reorganization by and between Strategic Partners Opportunity Funds, on behalf of the Strategic Partners Mid-Cap Value Fund, and Strategic Partners Mutual Funds, Inc., on behalf of the Strategic Partners Relative Value Fund (attached)

B	Prospectus for the Strategic Partners Relative Value Fund of Strategic Partners Mutual Funds, Inc. dated March 1, 2005 (enclosed)

C	Strategic Partners Mutual Funds, Inc. Annual Report to Shareholders for fiscal year ended October 31, 2004 (enclosed)

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ____ day of October, 2005, by and between Strategic Partners Opportunity Funds ("SPOF"), a statutory trust formed under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of Strategic Partners Mid-Cap Value Fund, a series of SPOF (the "Acquired Fund") and Strategic Partners Mutual Funds, Inc. ("SPMF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Relative Value Fund, a series of SPMF (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and SPOF and SPMF are referred to as the "Companies."

The Plan has been structured with the intention that the transactions contemplated thereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code).

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock ("Common Stock"), par value $0.001 each, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by SPOF and SPMF on behalf of the Acquired Fund and the Acquiring Fund, respectively:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan and on the basis of the representations, warranties and covenants contained herein, SPOF on behalf of the Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and to assume substantially all of the liabilities of the Acquired Fund, The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b)  Subject to the terms and conditions of this Plan, SPMF on behalf of the Acquiring Fund shall at the Closing issue and deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SPOF agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1, with each

Acquired Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve in accordance with applicable law. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of SPMF relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund's shareholders, the type and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the third decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's Net Assets and liabilities to be transferred to the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in SPOF's Agreement and Declaration of Trust and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in SPMF's Charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of a share of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the SPOF's Agreement and Declaration of Trust and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 1, 2005, or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of SPMF or at such other place as the parties may agree. SPOF on behalf of the Acquired Fund shall have provided for delivery, as of the Closing of the Acquired Fund's net assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian. Also, SPOF on behalf of the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. SPMF on behalf of the Acquiring Fund shall issue and deliver to the Secretary of SPOF at the Closing a confirmation or other evidence satisfactory to SPOF that Acquiring Fund Shares have been or will be credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by SPOF on behalf of the Acquired Fund.

SPOF makes the following representations and warranties:

(a)  The Acquired Fund is a series of SPOF, a statutory trust formed under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. SPOF is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration is in full force and effect. The Acquired Fund has been duly established in accordance with the terms of SPOF's Declaration of Trust as a separate series of SPOF.

(b)  SPOF on behalf of the Acquired Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund shares, with or without par value as the Trustees of SPOF shall determine, each outstanding share of which is, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has the voting rights set forth in the Declaration of Trust.

(c)  The financial statements appearing in the SPOF's Annual Report to Shareholders for the fiscal year ended February 28, 2005 (copies of which have been furnished to SPMF), audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the SPOF's Semi-Annual Report to Shareholders for the period ended August 31, 2005 (copies of which will be furnished to SPMF), fairly present the financial position of the Acquired Fund as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  SPOF has the requisite statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(f)  SPOF on behalf of the Acquired Fund is not a party to or obligated under any provision of the SPOF's Declaration or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

5.  Representations and Warranties by SPMF on behalf of the Acquiring Fund.

SPMF makes the following representations and warranties:

(a)  The Acquiring Fund is a series of SPMF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland Department of Assessments and Taxation. SPMF is duly registered under the 1940 Act as an open-end, management investment company and all of the outstanding Acquiring Fund Shares have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act") and such registration is in full force and effect. The Acquiring Fund has been duly established in accordance with the terms of SPMF's Charter and By-Laws as a separate series of SPMF.

(b)  SPMF on behalf of the Acquiring Fund is authorized to issue 150 million shares of common stock of Acquiring Fund, each outstanding share of which is, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and have full voting rights. Except as contemplated by this Plan, Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class shares which have the conversion feature described in Acquiring Fund's current Prospectus.

(c)  The financial statements appearing in SPMF's Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to SPOF), audited by KPMG LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  If available at or prior to the Closing Date, the unaudited financial statements appearing in SPMF's Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which will be furnished to SPOF), fairly present the financial position of the Acquired Fund as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  Since April 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by SPMF. For the purposes of this paragraph, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change.

(f)  SPMF has the requisite corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  SPMF on behalf of the Acquiring Fund is not a party to or obligated under any provision of the SPMF's Charter or By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code, and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

6.  Representations and Warranties by each Company on behalf its respective Fund.

The SPOF and SPMF make the following representations and warranties about the Funds:

(a)  The statement of assets and liabilities to be created by each Company for each respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the net assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in each Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding or investigation of or before any court or governmental body pending or threatened against either of the Funds to the best of each Fund's knowledge.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of each Company's Board of Directors, or Trustees, as applicable, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

7.  Intentions of each Company on behalf of its respective Fund.

(a)  The Companies intend to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

(b)  SPOF intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  SPOF on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the Closing, each of the Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, the SPOF on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the SPOF's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund Shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  SPOF intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  SPMF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)  SPOF intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SPOF intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the net assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  SPOF intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  SPOF intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors/Trustees of the SPOF and SPMF on behalf of the Acquired Fund and the Acquiring Fund, respectively.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SPOF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SPMF, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling LLP, counsel to Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPMF is a corporation duly incorporated and validly existing under the laws of the State of Maryland with power under Charter, to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquiring Fund has been duly established in accordance with the terms of SPMF's Charter as a separate series of SPMF;

(2)  This Plan has been duly authorized and executed by SPMF, on behalf of the Acquiring Fund and, when delivered, assuming due authorization, execution and delivery of the Plan by SPOF on behalf of the Acquired Fund, is and constitutes a valid and legally binding obligation of SPMF and the Acquiring Fund, enforceable against the assets of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  The Acquiring Fund Shares to be issued and distributed to the shareholders of the Acquired Fund under this Plan are duly authorized, and upon delivery against transfer of the Acquired Fund's Net Assets, will be validly issued and fully paid and non-assessable, and, under the Agreement and Charter, no shareholder of the Acquiring Fund has any pre-emptive right to subscribe therefor or purchase such shares;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPMF of its obligations hereunder will not violate any provision of SPMF's Charter or By-laws, or result in a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPMF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any governmental authority is required for the consummation by SPMF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  SPMF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

(7)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPMF, involving Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPMF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPMF.

(g)  SPMF shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to SPOF, with respect to items in this section that relate to matters of Delaware law, and (ii) Shearman & Sterling LLP, counsel to Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPOF is a statutory trust duly formed and validly existing under the laws of the state of Delaware with the requisite statutory trust power under its Agreement and Declaration of Trust, to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of SPOF's Agreement and Declaration of Trust as a separate series of SPOF;

(2)  This Plan has been duly authorized and executed by SPOF on behalf of the Acquired Fund and, when delivered, assuming due authorization, execution and delivery of the Plan by SPMF, on behalf of the Acquiring Fund, will constitute a valid and legally binding obligation of SPOF and the Acquired Fund, enforceable against the assets of the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  The execution and delivery of the Plan by SPOF did not and the performance of this Plan by SPOF of its obligations hereunder will not, violate any provision of SPOF's Agreement and Declaration of Trust, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPOF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(4)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SPOF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(5)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPOF, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed:

(6)  SPOF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPOF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPOF.

(f)  SPOF and SPMF shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SPOF and SPMF, substantially to the effect that, for federal income tax purposes,

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPSS and/or SPMF with regard to certain matters.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of the merger will be borne by Prudential Investments or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors or Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  Either Company, on behalf of the applicable Fund, may at its option terminate this Plan at or prior to the Closing Date because of (i) a material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; (ii) a condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or (iii) a mutual written agreement of the Companies.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither SPMF, SPOF, the Acquiring Fund nor the Acquired Fund, nor the directors, trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Company's Board of Directors or Trustees if, in the judgment of such Board of Directors or Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  The respective representations and warranties contained in Sections 4 and 5 hereof shall expire with and be terminated by the Plan, and neither SPMF, SPOF, nor either of their respective officers, directors, trustees, agents or shareholders nor either of the Funds nor their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds or the Companies against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to any of the Companies' shareholders to which that officer, director, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of SPMF or Trustees of SPOF, on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless SPMF on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

13.  Entire Plan and Amendments.

This Plan embodies the entire plan of SPMF and SPOF, on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended, modified or supplemented only in writing by the parties, provided, however, that following the shareholder meeting called by SPOF, on behalf of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be distributed to the Acquired Fund's shareholders under this Plan to the detriment of such shareholders without their further approval. Neither this Plan nor any interest herein may be assigned without the prior written consent of SPMF and SPOF, on behalf of the Fund corresponding to the Fund making the assignment.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Companies at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Opportunity Funds, on behalf of Strategic Partners Mid-Cap Value Fund and Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Relative Value Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

  STRATEGIC PARTNERS OPPORTUNITY FUNDS
  on behalf of Strategic Partners Mid-Cap Value Fund

Attest:    By:

  Title:

  STRATEGIC PARTNERS MUTUAL FUNDS, INC.
on behalf of Strategic Partners Relative Value Fund

Attest:    By:

Title:

EXHIBIT B

PROSPECTUS DATED MARCH 1, 2005

The Prospectus for the Strategic Partners Relative Value Fund of Strategic Partners Mutual Funds, Inc. dated March 1, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

EXHIBIT C

ANNUAL REPORT DATED OCTOBER 31, 2004

Strategic Partners Mutual Funds, Inc. Annual Report to Shareholders for the fiscal year ended on October 31, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

2	Summary

2	The Proposal

2	Shareholder Voting

2	Comparisons of Important Features of the Funds

2	The Investment Objective and Strategies of the Funds

3	Comparison of Other Policies of the Funds

4	Fundamental Investment Restrictions of the Funds

4	Risks of Investing in the Funds

5	Federal Income Tax Considerations

5	Forms of Organization

6	Extraordinary Transactions

6	Shareholder Meetings

8	Shareholder Action Without a Meeting

8	Amendments to Charter/Declaration

8	Amendment of By-Laws

8	Board Members

9	Indemnification of Directors, Officers, Employees and Agents

9	Indemnification of Shareholders

9	Derivative Actions

9	Termination and Dissolution

10	Management of the Companies and the Funds

17	Distribution Plan

18	Valuation

19	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

23	Fees and Expenses

28	Expense Examples

30	Performance

32	Reasons for the Transaction

33	Information About the Transaction

33	Closing of the Transaction

34	Expenses of the Transaction

34	Tax Consequences of the Transaction

35	Characteristics of the Relative Value Fund shares

35	Capitalizations of the Funds and Capitalization After the Transaction

37	Voting Information

37	Required Vote

37	How to Vote

37	Solicitation of Voting Instructions

38	Principal Holders of Shares

39	Additional Information about the Companies and the Funds

39	Miscellaneous

39	Legal Matters

39	Independent Registered Public Accounting Firm

40	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

40	Shareholder Proposals

40	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Strategic Partners Relative Value Fund dated March 1, 2004 (enclosed)

C-1	Exhibit C – Strategic Partners Mutual Funds, Inc. Annual Report to Shareholders for fiscal year ended October 31, 2004 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Dated June 24, 2005

Acquisition of the Assets of
the Strategic Partners Mid-Cap Value Fund,
a series of Strategic Partners Opportunity Funds

By and in exchange for shares of the
the Strategic Partners Relative Value Fund,
a series of Strategic Partners Mutual Funds, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Strategic Partners Mid-Cap Value Fund (Mid-Cap Value Fund) for shares of the Strategic Partners Relative Value Fund (Relative Value Fund) (the Transaction). Mid-Cap Value Fund is a series of Strategic Partners Opportunity Funds (SP Opportunity Funds) and Relative Value Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds).

This SAI consists of this Cover Page, SP Mutual Funds’ Statement of Additional Information dated March 1, 2005 (which is incorporated herein by reference), and the pro forma financial statements for Mid-Cap Value Fund and Relative Value Fund after giving effect to the proposed Transaction.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June 24, 2005, relating to the above-referenced Transaction. You can request a copy of the Proxy Statement by calling 1-800-225-1852 or by writing to SP Mutual Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Securities and Exchange Commission (SEC) maintains a website (http://www.sec.gov) that contains the prospectus and statement of additional information of SP Opportunity Funds and SP Mutual Funds, other materials incorporated by reference herein, and other information regarding the Funds, SP Opportunity Funds and SP Mutual Funds

TABLE OF CONTENTS

S-2	Attachment to SAI

F-1	Pro Forma Financial Statements for the Transaction (unaudited)

F-2	Pro Forma Statement of Operations for the Transaction (unaudited)

F-3	Pro Forma Statements of Assets and Liabilities for the Transaction (unaudited)

F-5	Pro Forma Portfolio of Investments for the Transaction (unaudited)

F-11	Notes to Pro Forma Financial Statements for the Transaction (unaudited)

ATTACHMENT TO SAI

Strategic Partners Mutual Funds, Inc. (the Company) Statement of Additional Information (SAI) dated March 1, 2005, is incorporated by reference herein and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) FOR THE TRANSACTION

The following tables set forth the unaudited pro forma Statement of Operations, the unaudited pro forma Statements of Assets and Liabilities and the unaudited pro forma Portfolio of Investments, each for the period ended October 31, 2004 for Strategic Partners Mid-Cap Value Fund and Strategic Partners Relative Value Fund, as adjusted, giving effect to the Transaction.

Pro Forma Statement of Operations for the Transaction

For the Year ended  10/31/ 2004

(Unaudited)

	Mid-Cap Value Fund	Relative Value Fund	Adjusting Entries		Pro-Forma Combined SP Relative Value Fund
Statement of Operations:
Interest	$4,706	$2,614			$7,320
Dividends	1,224,453	4,024,609			5,249,062
Security Lending	0	54,668			54,668
Foreign taxes Withheld	0	(10,700)			(10,700)
Total Income	1,229,159	4,071,191			5,300,350

Expenses:
Advisory Fees	1,321,468	2,763,015			4,084,483
Distribution Fees - Class A	56,592	11,401			67,993
Distribution Fees - Class B	597,798	3,653			601,451
Distribution Fees - Class C	446,343	594,246			1,040,589
Distribution Fees - Class L	0	366,046			366,046
Distribution Fees - Class M	0	1,435,460			1,435,460
Distribution Fees - Class X	0	259,415			259,415
Transfer Agent’s Fees and Expenses	190,135	1,067,000	(250,000	)(a,b)	1,007,135
Custodian Fees and Expenses	82,113	205,000	(182,113	)(a,b)	105,000
Reports to Shareholders	68,167	112,000	(60,000	)(b)	120,167
Audit and Legal Fees	40,953	40,000	(40,000	)(b)	40,953
Director’s Fees	9,574	9,000	(4,574	)(b)	14,000
Registration Fees	18,387	55,000	(13,000	)(b)	60,387
Miscellaneous	8,321	15,431	(7,000	)(b)	16,752

Total expenses	2,839,851	6,936,667	(556,687)		9,219,831
Less: Advisory fees & expense reimbursement	0	(121,924)	121,924		0
Net expenses	2,839,851	6,814,743	(434,763)		9,219,831

Net investment loss	(1,610,692)	(2,743,552)	434,763		(3,919,481)

Realized and Unrealized Gain on Investments:
Net Realized Gain on: Investments	16,589,070	42,917,689			59,506,759

Net Change in Unrealized Appreciation on Investments	885,498	877,486			1,762,984

Net gain on investments	17,474,568	43,795,175			61,269,743

Net Increase in Net Assets Resulting from Operations	$15,863,876	$41,051,623	434,763		$57,350,262

(a)          Reflects fee reductions by service providers.

(b)         Reflects the elimination of duplicate services or fees.

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES FOR THE TRANSACTION

October 31, 2004

(UNAUDITED)

	SP Mid-Cap Value Fund	SP Relative Value Fund	Pro-Forma Adjustments	Pro-forma Combined SP Relative Value Fund
ASSETS:
Investments in Securities at Value (A)
Including Securities Loaned at Value (B)	$132,327,837	$357,349,254		$489,677,091
Cash	5,076,006	0		5,076,006
Receivable For:
Securities Sold	103,945	0		103,945
Dividends and Interest	141,692	180,562		322,254
Fund Shares Sold	49,781	184,581		234,362
Prepaid Expenses	5,157	47,102		52,259
Total Assets	137,704,418	357,761,499		495,465,917

LIABILITIES:
Payable to Investment Manager	0	179,341		179,341
Payable to Broker for Collateral for Securities on Loan	0	41,574,923		41,574,923
Payable For:
Securities Purchased	39,860	0		39,860
Fund Shares Redeemed	219,136	585,844		804,980
Distribution Fees	0	227,968		227,968
Deferred Director’s Fees	1,993	8,671		10,664
Accrued Expenses and Other Liabilities	382,951	267,776		650,727
Total Liabilities	643,940	42,844,523		43,488,463
Net Assets	$137,060,478	$314,916,976		$451,977,454

Components of Net Assets

Common Stock, at $0.001 Par Value	$11,566	$16,690	$(4,316)	$23,940
Additional Paid-In Capital	119,705,370	238,150,159	4,316	357,859,845
	119,716,936	238,166,849		357,883,785
Accumulated Net Investment Loss	(3,864,909)	(8,671)		(3,873,580)
Accumulated Net Realized Gain on Investments	1,278,672	28,311,304		29,589,976
Net Unrealized Appreciation on Investments	19,929,779	48,447,494		68,377,273
Net Assets	$137,060,478	$314,916,976		$451,977,454

(A) Investments at Cost	$112,398,058	$308,901,760	$421,299,818
(B) Securities Loaned at Value	$0	$40,533,529	$40,533,529

See Notes to Pro-Forma Financial Statements

Pro Forma Statements of Assets and Liabilities for the Transaction

October 31, 2004

(unaudited) (continued)

		SP Mid-Cap Value Fund	SP Relative Value Fund	Pro-Forma Adjustments		Pro-forma Combined SP Relative Value Fund
NET ASSET VALUE:
Class A:	Net Assets	$20,980,036	$13,691,754			$34,671,790
	Shares Outstanding	1,748,336	708,410	(662,831	)(a)	1,793,915
	Net Asset Value and Redemption Price Per Share	$12.00	$19.33			$19.33

Class B:	Net Assets	$56,729,718	$1,132,315			$57,862,033
	Shares Outstanding	4,815,766	60,411	(1,789,135)		3,087,042
	Net Asset Value, Offering and Redemption Price Per Share	$11.78	$18.74			$18.74

Class C:	Net Assets	$41,123,939	$58,598,058			$99,721,997
	Shares Outstanding	3,490,997	3,128,116	(1,295,694	)(a)	5,323,419
	Net Asset Value and Redemption Price Per Share	$11.78	$18.73			$18.73

Class L:	Net Assets	$ N/A	$67,968,449			$67,968,449
	Shares Outstanding	N/A	3,526,150			3,526,150
	Net Asset Value, Offering and Redemption Price Per Share	$ N/A	$19.28			$19.28

Class M:	Net Assets	$ N/A	$147,143,603			$147,143,603
	Shares Outstanding	N/A	7,855,242			7,855,242
	Net Asset Value and Redemption Price Per Share	$ N/A	$18.73			$18.73

Class X:	Net Assets	$ N/A	$26,382,797			$26,382,797
	Shares Outstanding	N/A	1,411,478			1,411,478
	Net Asset Value, Offering and Redemption Price Per Share	$ N/A	$18.69			$18.69

Class Z:	Net Assets	$18,226,785	$ N/A			$18,226,785
	Shares Outstanding	1,511,342	N/A	(568,415)		942,927
	Net Asset Value, Offering and Redemption Price Per Share	$12.06	$19.33			$19.33

(a)          Represents the difference between total additional shares to be issued (see note 2) and current SP Relative Value Fund shares outstanding

See Notes to Pro-Forma Financial Statements

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004.

(unaudited)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
				Long-Term Investments - 97.9%
				Common Stocks

				Advertising - 0.2%
33,000		—	33,000	Harte-Hanks, Inc.	$849,420		—	$849,420

				Aerospace – 1.4%
	3,000	—	3,000	Boeing Co.		$149,700	—	149,700
	800	—	800	General Dynamics Corp.		81,696	—	81,696
17,700	9,200	—	26,900	Northrop Grumman Corp.	915,975	476,100	—	1,392,075
127,300		—	127,300	Raytheon Co.	4,643,904		—	4,643,904

				Automotive Parts – 7.6%
	124,200	—	124,200	Advance Auto Parts, Inc.*		4,858,704	—	4,858,704
22,600			22,600	American Axle & Manufacturing Holdings, Inc.*	648,620		—	648,620
187,000	135,600	—	322,600	AutoNation, Inc.*(a)	3,222,010	2,336,388	—	5,558,398
	92,100	—	92,100	AutoZone, Inc.*(a)		7,534,701	—	7,534,701
	163,500	—	163,500	BorgWarner, Inc.		7,583,130	—	7,583,130
	33,000	—	33,000	Dana Corp.		492,030	—	492,030
	18,000	—	18,000	Genuine Parts Co.		718,020	—	718,020
	128,400	—	128,400	Lear Corp.		6,923,328	—	6,923,328

				Beverages – 2.2%
	149,400	—	149,400	Constellation Brands, Inc. (Class “A” ) Stock*		5,860,962	—	5,860,962
150,500		—	150,500	Pepsi Bottling Group, Inc.	4,220,020		—	4,220,020

				Biotechnology - 0.4%
73,100		—	73,100	Human Genome Sciences, Inc.	752,199		—	752,199
31,400		—	31,400	Medimmune, Inc.	892,388		—	892,388

				Building Materials - 1.1%
131,300		—	131,300	Masco Corp.	4,498,338		—	4,498,338
12,700		—	12,700	Martin Marietta Materials, Inc.	578,231		—	578,231

		—		Business Services – 2.6%
119,000		—	119,000	Aramark Corp (Class “B” Shares)	2,683,450		—	2,683,450
31,800		—	31,800	Corrections Corp. of America*	1,105,050		—	1,105,050
	146,900	—	146,900	Manpower, Inc.		6,647,225	—	6,647,225
26,200		—	26,200	Fluor Corp.	1,216,728			1,216,728

				Cable Television - 1.8%
124,000		—	124,000	Cablevision Systems New York Group (Class “A” Shares)*	2,551,920		—	2,551,920
98,800		—	98,800	Liberty Media Corp. (Class “A” Shares)	3,561,740		—	3,561,740
230,000		—	230,000	Liberty Media International, Inc.*	2,051,600		—	2,051,600

				Chemicals – 0.1%
	30,000	—	30,000	Sensient Technologies Corp.		651,600	—	651,600

				Clothing & Apparel – 3.6%
	127,600	—	127,600	Liz Claiborne, Inc.		5,216,288	—	5,216,288
	183,000	—	183,000	Reebok International Ltd.		6,771,000	—	6,771,000
	82,300	—	82,300	VF Corp.		4,430,209	—	4,430,209

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004

(unaudited) (continued)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
				Computer Hardware – 2.4%
	9,351	—	9,351	Hewlett-Packard Co.		174,490	—	174,490
49,700		—	49,700	Ingram Micro, Inc. (Class “A” Shares)*	857,325		—	857,325
	30,000	—	30,000	Maxtor Corp.*		88,800	—	88,800
51,800		—	51,800	Symbol Technologies, Inc.	760,942			760,942
36,500		—	36,500	Tech Data Corp.*	1,474,235		—	1,474,235
581,700		—	581,700	Vignette Corp.*	645,687		—	645,687
	805,400	—	805,400	Western Digital Corp.*		6,708,982	—	6,708,982

				Computer Services & Software – 3.5%
76,700		—	76,700	Ascential Software Corp.*	1,080,703			1,080,703
	239,700	—	239,700	Computer Associates International, Inc.		6,642,087	—	6,642,087
265,500		—	265,500	Parametric Technology Corp.*	1,377,945		—	1,377,945
49,800		—	49,800	Sabre Group Holdings Corp.	1,071,198		—	1,071,198
132,300		—	132,300	Sungard Data Systems, Inc.*	3,504,627			3,504,627
276,800		—	276,800	WebMD Corp.*	2,092,608			2,092,608

				Conglomerates – 3.2%
	8,000	—	8,000	Altria Group, Inc.		387,680	—	387,680
186,000	27,000	—	213,000	Cendant Corp.	3,829,740	555,930	—	4,385,670
131,700		—	131,700	Convergys Corp.*	1,713,417		—	1,713,417
	19,000	—	19,000	Honeywell International, Inc.		639,920	—	639,920
9,700	2,000	—	11,700	ITT Industries, Inc.	787,058	162,280	—	949,338
	108,100	—	108,100	Johnson Controls, Inc.		6,199,535	—	6,199,535

				Consumer Products & Services – 3.3%
	52,300	—	52,300	Black & Decker Corp.(a)		4,198,644	—	4,198,644
	16,000	—	16,000	Energizer Holdings, Inc.*		742,880	—	742,880
	1,000	—	1,000	International Flavors & Fragrances, Inc.		39,050	—	39,050
51,000	20,000	—	71,000	Mattel, Inc.	893,010	350,200	—	1,243,210
	12,000	—	12,000	Procter & Gamble Co.		614,160	—	614,160
54,800		—	54,800	Readers Digest Association, Inc. (The)	771,584		—	771,584
	122,200	—	122,200	Whirlpool Corp.		7,179,250	—	7,179,250

				Containers & Packaging - 0.4%
79,100		—	79,100	Crown Holdings, Inc. *	897,785		—	897,785
48,900		—	48,900	Smurfit-Stone Container Corp.*	848,904		—	848,904

				Electronic Components & Equipment – 0.5%
	6,000	—	6,000	AMETEK, Inc.		197,520	—	197,520
24,200		—	24,200	Anixter International, Inc.	935,088		—	935,088
	20,000	—	20,000	Eastman Kodak Co.(a)		605,600	—	605,600
69,500		—	69,500	Graftech International, Ltd.*	643,570		—	643,570

				Entertainment & Leisure - 1.8%
56,000		—	56,000	Carnival Corp.	2,831,360		—	2,831,360
318,000		—	318,000	Time Warner, Inc.	5,291,520		—	5,291,520

				Environmental Services – 0.9%
43,500		—	43,500	Allied Waste Industries, Inc.*	354,960		—	354,960
	20,000	—	20,000	Republic Services, Inc.		616,000	—	616,000
103,000		—	103,000	Waste Management, Inc.	2,933,440		—	2,933,440

				Financial - Bank & Trust – 5.5%
23,100			23,100	Banknorth Group, Inc.	814,737		—	814,737
39,800			39,800	Colonial BancGroup, Inc. (The)	861,670			861,670
25,400			25,400	Compass Bancshares, Inc.	1,213,358			1,213,358
	168,600	—	168,600	First Horizon National Corp.		7,297,008	—	7,297,008
40,000		—	40,000	First Midwest Bancorp, Inc.	1,396,400			1,396,400
	179,735	—	179,735	North Fork Bancorp, Inc.		7,926,314	—	7,926,314
222,000		—	222,000	Sovereign Bancorp, Inc.	4,806,300		—	4,806,300
	16,600	—	16,600	TCF Financial Corp.		523,232	—	523,232

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004

(unaudited) (continued)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
		—		Financial Services – 9.0%
	90,350	—	90,350	Ambac Financial Group, Inc.		7,052,721	—	7,052,721
	12,500	—	12,500	American Express Co.(a)		663,375	—	663,375
	16,000	—	16,000	Bank of New York Co., Inc. (The)(a)		519,360	—	519,360
	78,900	—	78,900	Bear Stearns Cos., Inc.(a)		7,475,774	—	7,475,774
	156,100	—	156,100	CIT Group, Inc.		6,306,440	—	6,306,440
	5,598	—	5,598	Countrywide Financial Corp.(a)		178,744	—	178,744
103,000		—	103,000	E*Trade Financial, Corp.	1,328,700		—	1,328,700
	2,500	—	2,500	Fannie Mae(a)		175,375	—	175,375
	1,500	—	1,500	Freddie Mac		99,900	—	99,900
	200,000	—	200,000	IndyMac Bancorp, Inc.		6,452,000	—	6,452,000
74,100		—	74,100	Janus Capital Group, Inc.	1,130,025		—	1,130,025
	7,000	—	7,000	JP Morgan Chase & Co.		270,200	—	270,200
	5,000	—	5,000	KeyCorp(a)		167,950	—	167,950
	2,000	—	2,000	Mellon Financial Corp.		57,800	—	57,800
	5,600	—	5,600	Merrill Lynch & Co., Inc.(a)		302,064	—	302,064
	13,000	—	13,000	Price, (T. Rowe Group, Inc. )		725,010	—	725,010
	183,200		183,200	Waddell & Reed Financial, Inc. (Class “A” Stock)		3,849,032	—	3,849,032
100,500	2,000	—	102,500	Washington Mutual, Inc.(a)	3,890,355	77,420	—	3,967,775

				Food – 2.6%
	20,000	—	20,000	Campbell Soup Co.(a)		536,800	—	536,800
26,000		—	26,000	ConAgra Foods, Inc.	686,400			686,400
77,400	178,700	—	256,100	Del Monte Foods Co.*	826,632	1,908,516	—	2,735,148
	207,100	—	207,100	Fresh Del Monte Produce, Inc.(a)		5,440,517	—	5,440,517
	13,000	—	13,000	General Mills, Inc.		575,250	—	575,250
	16,000	—	16,000	Heinz, (H.J. Co. )		581,600	—	581,600
	12,000	—	12,000	Kellogg Co.		516,000	—	516,000
	16,000	—	16,000	McCormick & Co., Inc.		566,880	—	566,880
	1,000	—	1,000	Ralcorp Holdings, Inc. *		36,750	—	36,750

				Furniture – 1.3%
	68,100	—	68,100	Mohawk Industries, Inc.*(a)		5,793,948	—	5,793,948

				Healthcare Services – 6.1%
	171,300	—	171,300	Coventry Health Care, Inc.*		7,006,170	—	7,006,170
	108,250	—	108,250	DaVita, Inc.*		3,206,365	—	3,206,365
	5,000	—	5,000	Medco Health Solutions, Inc.*		169,550	—	169,550
	223,700	—	223,700	Omnicare, Inc.		6,171,883	—	6,171,883
	3,000	—	3,000	Tenet Healthcare Corp.*		32,160	—	32,160
	214,000	—	214,000	Triad Hospitals, Inc.*		7,068,420	—	7,068,420
	88,700	—	88,700	Universal Health Services, Inc. (Class “B” Stock)		3,686,372	—	3,686,372

				Industrial Products – 2.2%
	10,000	—	10,000	Cooper Industries Ltd. (Class “A” Stock)		639,000	—	639,000
	20,000	—	20,000	Crane Co.(a)		557,400	—	557,400
	13,000	—	13,000	Precision Castparts Corp.		780,000	—	780,000
	201,600	—	201,600	SPX Corp.(a)		7,731,360	—	7,731,360
	10,000	—	10,000	Watts Water Technologies, Inc. (Class “A” Stock)		259,400	—	259,400

				Insurance – 10.2%
19,300		—	19,300	Ace Ltd	734,558		—	734,558
	7,000	—	7,000	Allstate Corp. (The)		336,630	—	336,630
	88,100	—	88,100	Anthem, Inc.*(a)		7,083,240	—	7,083,240
	113,500	—	113,500	Arch Capital Group Ltd.*		4,264,195	—	4,264,195
54,600		—	54,600	Conseco, Inc.*	915,096			915,096
	43,500	—	43,500	Endurance Specialty Holdings Ltd.		1,442,025	—	1,442,025
	2,000	—	2,000	Hartford Financial Services Group, Inc. (The)		116,960	—	116,960
	100,600	—	100,600	PartnerRe Ltd.		5,849,890	—	5,849,890
	166,400	—	166,400	PMI Group, Inc. (The)(a)		6,459,648	—	6,459,648
	150,000	—	150,000	Radian Group, Inc.		7,189,499	—	7,189,499
	130,400	—	130,400	RenaissanceRe Holdings Ltd.		6,105,328	—	6,105,328
	7,700	—	7,700	UnumProvident Corp.		105,182	—	105,182
	135,000	—	135,000	WellChoice, Inc.*		5,637,600	—	5,637,600

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004

(unaudited) (continued)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
				Machinery & Equipment – 1.3%
15,600		—	15,600	Eaton Corp	997,620		—	997,620
	73,600	—	73,600	Ingersoll-Rand Co. Ltd. (Class “A” Stock)		5,037,184	—	5,037,184

				Medical Supplies & Equipment – 2.0%
57,000		—	57,000	AmerisourceBergen Corp.	3,137,280		—	3,137,280
15,300		—	15,300	Bard (C.R.), Inc.	869,040		—	869,040
	2,600	—	2,600	Baxter International, Inc.		79,976	—	79,976
	1,500	—	1,500	DENTSPLY International, Inc.		78,015	—	78,015
61,300		—	61,300	Guidant Corp.	4,083,806		—	4,083,806
	1,000	—	1,000	Owens & Minor, Inc.		26,190	—	26,190
	1,500	—	1,500	Schein, (Henry), Inc.*		94,845	—	94,845
	21,000	—	21,000	Sybron Dental Specialties, Inc.*		683,970	—	683,970

				Oil & Gas – 6.7%
33,900		—	33,900	BJ Services Co.	1,728,900			1,728,900
	3,340	—	3,340	Devon Energy Corp.(a)		247,060	—	247,060
51,900		—	51,900	Diamond Offshore Drilling, Inc.	1,754,220		—	1,754,220
	2,000	—	2,000	Equitable Resources, Inc.		110,600	—	110,600
	6,000	—	6,000	Exxon Mobil Corp.		295,320	—	295,320
	10,000	—	10,000	National Fuel Gas Co.		280,200	—	280,200
36,200		—	36,200	Noble Energy, Inc.	2,099,600		—	2,099,600
	6,000	—	6,000	ONEOK, Inc.		160,920	—	160,920
	156,800	—	156,800	Patina Oil & Gas Corp.		4,484,480	—	4,484,480
	141,500	—	141,500	Pioneer Natural Resources Co.		4,584,600	—	4,584,600
	4,000	—	4,000	Questar Corp.		192,000	—	192,000
11,600	84,700	—	96,300	Sunoco, Inc.	862,576	6,298,292	—	7,160,868
	212,650	—	212,650	XTO Energy, Inc.		7,098,257	—	7,098,257

				Paper & Forest Products
	5,000	—	5,000	Schweitzer-Mauduit International, Inc.		157,800	—	157,800

				Pharmaceuticals – 1.0%
	22,000	—	22,000	Bristol-Meyers Squibb Co.		515,460	—	515,460
13,300		—	13,300	Cephalon, Inc.	634,011		—	634,011
121,300		—	121,300	King Pharmaceuticals, Inc.*	1,323,383		—	1,323,383
	3,000	—	3,000	Merck & Co., Inc.		93,930	—	93,930
	17,500	—	17,500	Pfizer, Inc.		506,625	—	506,625
54,600		—	54,600	Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	1,550,640		—	1,550,640
	2,000	—	2,000	Wyeth		79,300	—	79,300

				Printing & Publishing – 0.5%
	8,000	—	8,000	Knight-Ridder, Inc.		548,240	—	548,240
54,700		—	54,700	Valassis Communications, Inc.	1,880,586			1,880,586

				Railroads – 0.4%
	13,450	—	13,450	Canadian National Railway Co. (Canada)		726,973	—	726,973
28,100		—	28,100	CSX Corp.	1,025,650		—	1,025,650

				Restaurants – 2.0%
	218,300	—	218,300	Darden Restaurants, Inc.		5,348,350	—	5,348,350
81,000		—	81,000	Yum! Brands, Inc.	3,523,500		—	3,523,500

				Retail & Merchandising – 7.5%
78,000		—	78,000	Costco Wholesale Corp	3,739,320		—	3,739,320
	15,300	—	15,300	Dollar Tree Stores, Inc.*		442,170	—	442,170
58,000	283,900	—	341,900	Foot Locker, Inc.	1,415,200	6,927,160	—	8,342,360
191,800		—	191,800	GAP, Inc. (The)	3,832,164		—	3,832,164
34,700		—	34,700	Limited Brands, Inc.	859,866		—	859,866
28,900		—	28,900	Linens ‘N Things, Inc.*	695,912		—	695,912
	196,000	—	196,000	NBTY, Inc.*		5,397,840	—	5,397,840
	10,000	—	10,000	Neiman Marcus Group, Inc. (Class “A” Stock)		608,300	—	608,300
	364,800	—	364,800	Pier 1 Imports, Inc.		6,548,160	—	6,548,160

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004

(unaudited) (continued)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
30,200		—	30,200	Talbots, Inc.	796,978		—	796,978
95,000		—	95,000	Tiffany & Co.	2,786,350		—	2,786,350

				Semiconductors - 0.1%
106,000		—	106,000	Applied Micro Circuits Corp.*	385,840		—	385,840

		—		Telecommunications – 1.0%
	7,000	—	7,000	ALLTEL Corp.		384,510	—	384,510
	19,000	—	19,000	CenturyTel, Inc.		609,710	—	609,710
73,100		—	73,100	CommScope, Inc.	1,316,531		—	1,316,531
	37,000	—	37,000	Sprint Corp.		775,150	—	775,150
79,200		—	79,200	Tellabs, Inc.*	633,600		—	633,600
	17,000	—	17,000	Verizon Communications, Inc.		664,700	—	664,700
	5,000	—	5,000	Western Wireless Corp. (Class “A” Stock*(a)		145,700	—	145,700

				Transportation – 0.3%
18,700		—	18,700	CNF, Inc.	818,686		—	818,686
	18,000	—	18,000	GATX Corp.		491,040	—	491,040

				Utilities – 1.2%
	55,000	—	55,000	Allegheny Energy, Inc.*		1,007,050	—	1,007,050
	2,900	—	2,900	CH Energy Group, Inc.		129,428	—	129,428
24,900	8,100	—	33,000	Cinergy Corp.	984,048	320,112	—	1,304,160
	10,000	—	10,000	CMS Energy Corp.*		93,600	—	93,600
	16,000	—	16,000	Constellation Energy Group, Inc.		649,920	—	649,920
	30,000	—	30,000	Duquesne Light Holdings, Inc.		514,800	—	514,800
	5,000	—	5,000	FirstEnergy Corp.		206,650	—	206,650
	10,000	—	10,000	Great Plains Energy, Inc.(a)		284,900	—	284,900
	12,000	—	12,000	NSTAR		593,640	—	593,640
	10,000	—	10,000	Wisconsin Energy Corp.		326,400	—	326,400
	20,000	—	20,000	Xcel Energy, Inc.		342,000	—	342,000

				Total Long Term Investments	132,327,837	309,999,873	—	442,327,710

Principal Amount	Principal Amount	Principal Amount	Principal Amount
(000)	(000)	(000)	(000)
				Short-term Investments - 10.5%
				Certificates of Deposit – 1.0%
				Banco Santander PR
	$3,558		$3,558	1.815%, 11/08/04 (b)(c)	3,557,585	3,557,585
				Canadian Imperial Bank of Commerce
	402		402	1.915%, 11/29/04 (b)(c)	401,456	401,456
	8		8	1.72%, 05/25/05 (b)	8,117	8,117
				CS First Boston
	178		178	1.79%, 11/10/04 (b)	177,885	177,885
				Eurohypo AG
	46		46	1.88%, 11/22/04 (b)	45,847	45,847
				Fortis Bank
	189		189	2.055%, 06/08/05 (b)	189,396	189,396

				Corporate Obligations – 4.2%
				Goldman Sachs Group, Inc.
	2,342		2,342	1.955%, 11/01/04 (b)(c)	2,342,315	2,342,315
				Merrill Lynch & Co., Inc.
	4,129		4,129	2.005%, 11/01/04 (b)(c)	4,129,446	4,129,446
				Morgan Stanley
	394		394	1.89%, 11/01/04 (b)(c)	394,377	394,377
				Natexis Banque NY
	1,067		1,067	1.922%, 11/01/04 (b)(c)	1,066,619	1,066,619
	74		74	1.975%, 11/01/04 (b)(c)	73,836	73,836
				Sedna Finance Corp.
	2,607		2,607	1.84%, 11/01/04 (b)(c)	2,607,378	2,607,378
				Societe Generale
	2,986		2,986	1.95%, 11/01/04 (b)(c)	2,985,848	2,985,848
				Swedbank NY
	5,439		5,439	1.83%, 11/15/04 (b)(c)	5,438,239	5,438,239

PRO FORMA PORTFOLIO OF INVESTMENTS FOR THE TRANSACTION OCTOBER 31, 2004

(unaudited) (concluded)

SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE		SP MID-CAP VALUE (Unaudited)	SP RELATIVE VALUE (Unaudited)	Pro-forma adjustments	Pro-forma Combined SP RELATIVE VALUE

Shares	Shares	Shares	Shares		Value	Value	Value	Value
				Non-Registered Investment Co. – 3.7%
	16,934,340		16,934,340	BlackRock Institutional Money Market Trust (b (d)		16,934,340		16,934,340

				Registered Investment Companies – 1.3%
				BlackRock Provident Institutional Funds
	5,774,458		5,774,458	TempCash Portfolio (d)		5,774,458		5,774,458

Principal Amount	Principal Amount	Principal Amount	Principal Amount
(000)	(000)	(000)	(000)
				Time Deposit – 0.3%
				Citibank		1,222,239		1,222,239
	$1,222		$1,222	1.76%, 11/01/04 (b)

				Total Short-Term Investments	—	47,349,381		47,349,381

				Total Investments – 108.4%	132,327,837	357,349,254	—	489,677,091
				Other assets less liabilities	4,732,641		—	—
				Liabilities in excess of other assets – (8.4%)		(42,432,278)		(37,699,637)
				Total Net Assets – 100.0%	$137,060,478	$314,916,976	$—	$451,977,454

The following abbreviations are used throughout the Statement of Net Assets:

ADR	American Depositary Receipt

The following annotations are used throughout the Statement of Net Assets:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $40,533,529; cash collateral of $41,574,923 was received with which the portfolio purchased securities.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate is adjusted
(d)	Security available to institutional investors only.

                None of the investments will be sold as a result of the Transaction.

Notes to Pro-Forma Financial Statements for the Transaction

(Unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at October 31, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended October 31, 2004, reflect the accounts of Strategic Partners Mid Cap Value Fund and Strategic Partners Relative Value Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Mid Cap Value Fund in exchange for shares in Strategic Partners Relative Value Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information. As of October 31, 2004, all of the securities held by the Strategic Partners Mid Cap Value would comply with the compliance guidelines and investment restrictions of the Strategic Partners Relative Value Fund.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, and Z shares of Strategic Partners Relative Value Fund, which would have been issued on October 31, 2004, in connection with the proposed reorganization. Shareholders of Strategic Partners Mid Cap Value Fund would become shareholders of Strategic Partners Relative Value Fund, receiving shares of Strategic Partners Relative Value Fund equal to the value of their holdings in Strategic Partners Mid Cap Value Fund. The amount of additional shares assumed to be issued has been calculated based on the October 31, 2004 net assets of Strategic Partners Mid Cap Value Fund and Strategic Partners Relative Value Fund, the net asset value per share of as follows:

Strategic Partners Relative Value Fund Additional Shares Issued		Net Assets 10/31/04	Net Asset Value Per Share 10/31/04
Class A	1,085,505	$20,980,036	$19.33
Class B	3,027,200	$56,729,718	$18.74
Class C	2,195,619	$41,123,939	$18.73
Class L	0	$0	$19.28
Class M	0	$0	$18.73
Class X	0	$0	$18.69
Class Z	942,927	$18,226,785	$19.33

3.              Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategic Partners Relative Value Fund at the combined level of average net assets for the twelve months ended October 31, 2004.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price.  Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadviser; believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Directors.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation.  Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Fund's valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.